SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2015

JOLLEY MARKETING, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

664 South Alvey Dr., Mapleton, UT	84664
(Address of principal executive offices)	(Zip Code)

(801) 489-4802
(Registrant’s telephone number, including area code)

Item 4.01

Changes in Registrant’s Certifying Accountant.

On or about September 25, 2015, Anderson Bradshaw PLLC (“Anderson Bradshaw”), the principal accountant for Jolley Marketing, Inc., a Nevada corporation (the "Company"), ceased its accounting practice for SEC reporting companies.  On September 28, 2015, the Company dismissed Anderson Bradshaw as its principal accountant and engaged Heaton & Company, PLLC (“Heaton”), as the Company's principal accountant for the Company's fiscal year ending December 31, 2015 and the interim periods for 2015.  The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Anderson Bradshaw, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except that the reports of Anderson Bradshaw included in the Company’s Annual Reports on Form 10-K for 2014 and 2013 did include a paragraph disclosing uncertainty about the Company’s ability to continue as a going concern.

There were no disagreements between the Company and Anderson Bradshaw, for the two most recent fiscal years and any subsequent interim period through September 28, 2015 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anderson Bradshaw, would have caused them to make reference to the subject matter of the disagreement in connection with its report.  Further, Anderson Bradshaw has not advised the Company that:

1)

internal controls necessary to develop reliable financial statements did not exist; or

2)

information has come to the attention of Anderson Bradshaw which made it unwilling to rely upon management's representations, or made it unwilling to  be associated with the financial statements prepared by management; or

3)

the scope of the audit should be expanded significantly, or information has come to the attention of Anderson Bradshaw that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2015.

On or about September 28, 2015 the Company engaged Heaton as its principal accountant to audit the Company's financial statements as successor to Anderson Bradshaw.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Heaton regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Heaton provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Heaton on any matter that was the subject of a disagreement or a reportable event.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Anderson Bradshaw Dated September 28, 2015 Regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOLLEY MARKETING, INC.

Date: September 28, 2015

By /s/ Steven L. White

Steven L. White

President